Exhibit 10.16

NEITHER THIS AMENDMENT TO WARRANT NOR THE SECURITIES INTO WHICH THE WARRANT IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION OR EXCLUSION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

AMENDMENT NO. 1 TO INTEGRATED HEALTHCARE HOLDINGS, INC.

COMMON STOCK WARRANT (Kali P. Chaudhuri, M.D.)

This AMENDMENT NO. 1 TO INTEGRATED HEALTHCARE HOLDINGS, INC. COMMON STOCK WARRANT (this “Amendment”) is made as of February 7, 2013, by and among Kali P. Chaudhuri, M.D., an individual, or his successors or assigns (the “Holder” or “Holders,” as applicable), and Integrated Healthcare Holdings, Inc., a Nevada corporation (the “Company”).

Holder is entitled to subscribe for and purchase certain fully paid and nonassessable shares (the “Shares”) of the Common Stock (the “Common Stock”) of the Company pursuant to the terms of the Warrant to Purchase Shares of Common Stock, exercisable from and after April 13, 2010 (as amended, supplemented or otherwise modified and in effect from time to time, the “Warrant”). Except as otherwise defined in this Amendment, terms defined in the Warrant are used herein as defined therein.

The Company and the Holder desire to amend the Warrant in certain respects.

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Holder hereby agree as follows:

Section 1. Definitions. Except as otherwise defined in this Amendment, terms defined in the Warrant are used herein as defined therein.

Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date of this Amendment, the Warrant shall be amended as follows:

2.1. References Generally. References in the Warrant (including references to the Warrant as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Warrant as amended hereby.

2.2. Exercise. The first sentence of Section 1(a) of the Warrant Agreement is hereby amended by deleting “April 13, 2013” and replacing it with “April 13, 2016”.

2.3. Net Issue Exercise. Section 1(c) of the Warrant Agreement is hereby amended by deleting the reference to “Section 3(d)” and replacing it with “Section 1(d)”.

Amendment No. 1 to Warrant (Kali P. Chaudhuri, M.D.)

Section 3. Representations and Warranties. The Company represents and warrants to the Holder that the representations and warranties set forth in Section 7 of the Warrant are true and complete on the date of this Amendment as if made on and as of the date of this Amendment (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date) and as if each reference in said Section 7 to “this Agreement” included reference to this Amendment.

Section 4. Conditions Precedent. This Amendment shall become effective as of the date of this Amendment upon the receipt by Holder of counterparts of this Amendment executed by the Company.

Section 5. Effect of this Amendment. Except as expressly provided in this Amendment, the Warrant and each other Loan Document shall remain unchanged and in full force and effect.

Section 6. Miscellaneous. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of a counterpart by electronic transmission shall be effective as delivery of a manually executed counterpart hereof. This Amendment shall be governed by, and construed in accordance with, the law of the State of Nevada.

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Amendment No. 1 to Warrant (Kali P. Chaudhuri, M.D.)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Warrant (Kali P. Chaudhuri, M.D.) to be duly executed by their respective authorized representatives as of the day and year first above written.

INTEGRATED HEALTHCARE HOLDINGS, INC.

By:	/s/ Kenneth K. Westbrook
Name:	Kenneth K. Westbrook
Title:	CEO

Kali P. Chaudhuri, m. d.

By:	/s/ Kali P. Chaudhuri
Name:	Kali P. Chaudhuri, M. D.

Signature Page to Amendment No. 1 to Warrant (Kali P. Chaudhuri, M.D.)